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                                                                    Exhibit 10.2

                              EXECUTIVE AGREEMENT

          THIS EXECUTIVE AGREEMENT (the "Agreement") is made as of this 23rd day
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of January, 2002 by and between OPINION RESEARCH CORPORATION, a Delaware
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Corporation (the "Company"), and Douglas L. Cox (the "Executive").
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                             W I T N E S S E T H:
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          WHEREAS, the Company believes that it would benefit from the application of the Executive's particular and unique skill, experience and background in the management and operation of the Company, and wishes to employ the Executive as a senior executive of the Company; and

          WHEREAS, the parties desire by this Agreement to set forth the terms and conditions of the employment relationship between the Company and the Executive;

          NOW THEREFORE, in consideration of the foregoing and the mutual covenants in this Agreement, the Company and the Executive agree as follows:

          1.   Employment and Duties.
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               (a)  The Company hereby employs the Executive on the terms and conditions provided in this Agreement and the Executive agrees to accept such employment subject to the terms and conditions of this Agreement. The Executive shall have responsibility for carrying out duties as determined by the Chief Executive Officer of the Company or his authorized designee, as well as such other executive duties and responsibilities, as shall from time to time be determined by the Chief Executive Officer of the Company and the Company's Board of Directors.

               (b) The Executive shall devote his/her full working time, energy, skill and best efforts to the performance of his/her duties, hereunder, in a manner that will faithfully and diligently further the business and interests of the Company, and shall not be employed by, or participate or engage in or in any manner be a part of the management or operation of any business enterprise other than the Company without the prior written consent of the Chief Executive Officer of the Company. Notwithstanding the above, the

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Executive shall be permitted to the extent such activities do not interfere or conflict with the performance of the Executive's duties and responsibilities hereunder, (i) to serve on civic, charitable or professional boards or committees (it being expressly understood and agreed that the Executive's continuing to serve on any such board and/or committees on which the Executive is serving, or with which the Executive is otherwise associated (each of which has been disclosed to the Company in writing prior to the execution of the Executive's Agreement), as of the date of this Agreement, shall be deemed not to interfere with the performance by the Executive of the Executive's duties and responsibilities under this Agreement) and (ii) with the prior written consent of the Chief Executive Officer, to write academic, trade or mainstream papers or other publishable books (it being expressly understood and agreed that no such writings can interfere with the Executive's obligations under the Employee Agreement containing the confidentiality and non-solicitation agreement ["Employee Agreement"] he/she has also entered into with the Company).

          (c) The Executive represents and warrants to the Company that he/she is under no contractual or other restriction or obligation which conflicts with, violates or is inconsistent with the execution of this Agreement, the performance of the Executive's duties hereunder, or the other rights of the Company hereunder.

          (d) Without the Company's prior written consent, the Executive shall not obtain goods or services or otherwise deal on behalf of the Company with any business or entity in which the Executive or a member of his/her family has a financial interest or from which the Executive or a member of his/her immediate family may derive a financial benefit as a result of such transaction, except that this prohibition shall not apply to any public company in which the Executive or a member of his/her family owns less than one percent of the outstanding stock.

      2.  Term. The initial term of this Agreement shall commence on the date
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hereof and shall terminate on December 31, 2002 (the "Initial Term"), unless earlier terminated in accordance with the terms of this Agreement. This Agreement shall continue in full force and effect after the expiration of the Initial Term (the "Extended Term"), which Extended Term may be terminated by the Company for any reason with at least 30 days prior written notice. Paragraph 8 shall apply to such termination.

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      3.  Compensation.
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          (a) Base Compensation.  As compensation for performing the services
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required by this Agreement, the Company shall pay to the Executive an annual salary, determined by the CEO, ("Base Compensation") payable in equal installments pursuant to the Company's customary payroll procedures in effect for its executive personnel at the time of payment, but in no event less frequently than monthly, subject to withholding for applicable federal, state, and local taxes. The Executive shall not be entitled to additional compensation for serving on any Company board on which the Executive may be asked to serve. The Executive's Base Compensation shall not be reduced during the term of this Agreement. The Executive's Base Compensation shall be reviewed annually by the Company's Chief Executive Officer no later than March of each calendar year, it being understood that there shall be no obligation to increase the Executive's Base Compensation as a result of such review.

          (b) Incentive Compensation.  In addition to Base Compensation, the
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Executive may receive additional compensation ("Incentive Compensation").  The
Incentive Compensation shall be pursuant to short-term and/or long-term incentive compensation programs which shall be established from time to time by the Company.

      4.  Executive Benefits. During the term of this Agreement the Executive
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and his/her eligible dependents shall have the right to participate in any retirement plans (qualified and non-qualified), pension, insurance, health, disability or other benefit plan or program that has been or is hereafter adopted by the Company (or in which the Company participates), according to the terms of such plan or program.

      5.  Vacation and Leaves of Absence.  The Executive shall be entitled to
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vacation days during each calendar year as provided to other Executives of the
Company in accordance with the policies of the Company. Any vacation days that are not taken in a given calendar year shall not accrue or carry over from year to year. Upon any termination of this Agreement for any reason whatsoever, accrued and unused vacation for the year in which this Agreement terminates will be paid to the Executive within ten (10) days of such termination based on his/her Base Compensation in effect on the date of such termination.

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In addition, the Executive shall be entitled to the same sick leave and holidays provided to other Executives of the Company.

      6.  Business Expenses. The Executive shall be promptly reimbursed against
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presentation of vouchers or receipts for all reasonable and necessary expenses incurred by him/her in connection with the performance of business-related duties.

      7.  Indemnification.  The Company shall (and is hereby obligated to)
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indemnify (including advance payment of expenses) the Executive in each and every situation where the Company is obligated to make such indemnification pursuant to applicable law and the relevant portions of the Company's Certificate of Incorporation and By-Laws. Such indemnification shall in each case include payment of reasonable attorneys fees and expenses, including where permitted by applicable law, advancement of reasonable attorneys fees and expenses.

      8.  Termination and Termination Benefits.
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          (a) Termination by the Company For Cause.  The Company may terminate
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this Agreement prior to its expiration date without prior notice for "cause."
In such event, the Executive shall be paid for his/her services hereunder only the Base Compensation up to the effective date of such termination. For purposes of this Section 8(a), "cause" shall mean (i) an act of dishonesty by the Executive constituting a felony or resulting or intended to result in gain to, or personal enrichment of the Executive at the Company's expense, (ii) the engaging by the Executive in misconduct which is demonstrably injurious to the Company, (iii) the refusal of the Executive substantially to perform his/her duties hereunder, which refusal has not been cured within seven (7) days after receipt of written notice from the Chief Executive Officer, (iv) the violation of any reasonable express direction of the Chief Executive Officer of the Company, his authorized designee, or the Company's Board of Directors, or of any reasonable rule, regulation, policy or plan established by the Company from time to time which governs the Executive in the performance of his/her work, which violation has not been cured within seven (7) days after receipt of written notice from the Chief Executive Officer, (v) the use by the Executive of any illegal substance, or the use by the Executive of alcohol or any controlled substance to an extent that it interferes with the performance of the Executive's duties

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under this Agreement, and (vi) the substantial breach by the Executive of his/her obligations in this Agreement.

          (b)   Termination by the Company Without Cause.  The Company may
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terminate this Agreement at any time (within the Initial Term or the Extended
Term) and for any reason upon 30 days' written notice to the Executive. In the event of such termination, except if termination is pursuant to subparagraphs
(a), (d), (e), or (g) of this Paragraph 8, the Executive shall be entitled, as his/her sole remedy and subject to the terms and conditions of subparagraph (c) of this Paragraph 8, to continue to receive his/her Base Compensation and medical and life insurance benefits, if permitted by the applicable Company insurance plans, until 11 months after the effective date of such termination.

          (c)   Compliance with Employee Agreement, Non-Competition Agreement
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and Execution of Release. The Company's obligation to pay the Executive's Base
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Compensation and applicable benefits under paragraph (b) of this Paragraph 8 is expressly conditioned upon the Executive's continued compliance with the terms and conditions of the Employee Agreement he/she has entered with the Company, including without limitation, those obligations relating to the company's confidential information and intellectual property and the non-solicitation of company customers and employees. The Company's obligation under paragraph (b) of this Paragraph 8 is further conditioned upon the Executive's execution and delivery to the company of a Release Agreement, as drafted as the time of the Executive's termination of employment, including, but not limited to:

          (I) An unconditional release of all rights to any claims, charges, complaints, grievances, known or unknown to the Executive, against the Company, its affiliates or assigns, through the date of the Executive's termination from employment.

          (II) A representation and warranty that the Executive has not filed or assigned any claims, charges, complaints, or grievances against the Company, its affiliates or assigns.

          (III) An agreement to maintain the confidentiality of the release.

          (d)   Disability of Executive. If the Executive is permanently
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disabled (as defined in the Company's long-term disability insurance policy then in effect), then the Chief Executive Officer of the Company shall have the right to terminate the Executive's

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employment upon 30 days prior written notice to the Executive at any time during the continuation of such disability. In the event the Executive's employment is terminated for disability in accordance with this subparagraph (d) of this Paragraph 8, the Company shall not thereafter be obligated to make any further payments hereunder other than (i) the accrued obligations through the date of such termination and (ii) continued Base Compensation and medical and life insurance benefits, until the earlier of (x) such time as payments to the Executive commence under the Company's long-term disability insurance policy then in effect, or (y) until 11 months after the effective date of each termination.

          (e) Termination by the Executive Without Cause. The Executive may
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terminate this Agreement at any time and for any reason upon 30 days' written notice to the Company (during which period the Executive shall, if requested in writing by the Company, continue to perform his/her duties as specified under this Agreement.) In such event, the Executive shall be paid only the Base Compensation for his/her services hereunder up to the effective date of such notice.

          (f) Termination by the Executive With Cause. The Executive may
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terminate this Agreement prior to its expiration date or any extension thereof without prior notice for "cause", in which event the Executive shall be compensated in the same manner as if the Company had terminated the Executive without cause pursuant to Paragraph 8(b). For purposes of this Paragraph 8(f), "cause" shall mean exclusively (i) a material reduction in the level of responsibility or authority of the Executive, (ii) the Company's substantial breach of its obligations in this Agreement, or (iii) the relocation of the Executive's principal place of employment by the Company to a location more than fifty (50) miles from his/her then current assignment. The Executive must provide notice to the Company that the Executive is intending to terminate his/her employment within one hundred and twenty (120) days after the Executive has actual knowledge of the occurrence of an event he/she believes constitutes
cause.   In the event the Executive delivers to the Company a notice of termination for cause, the Executive agrees to appear before a meeting with the Chief Executive Officer of the Company (after reasonable notice) and specify the particulars.

          (g) Death Benefit. Notwithstanding any other provision of this
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Agreement, this Agreement shall terminate on the date of the Executive's death.
In such

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event, the Executive's estate shall be paid his/her Base Compensation for the remainder of the month in which such termination occurs.

          9.  Prior Agreements, Conflicts of Interest. The Executive represents
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to the Company that (a) there are no restrictions, agreements or understandings, oral or written, to which the Executive is a party or by which the Executive is bound that prevent or make unlawful the Executive's execution or performance of this Agreement; (b) none of the information supplied by the Executive to the Company or any representative of the Company in connection with the Executive's employment by the Company misstated a material fact or omitted material information necessary to make the information supplied not misleading; and (c) the Executive does not have any business or other relationship that creates a conflict between the interests of the Executive and the Company.

          10. Miscellaneous
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              (a)  Arbitration. All disputes, claims, or controversies arising
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out of or in connection with this Agreement, the Executive's employment or its termination, including but not limited to those concerning workplace discrimination and all other statutory claims, shall exclusively be submitted to and determined by final and binding arbitration before a single arbitrator ("Arbitrator") of the American Arbitration Association ("AAA") in accordance with the association's then current rules for the resolution of employment disputes ("the Rules"). The Arbitrator shall be selected in accordance with the Rules. The parties consent to the authority of the arbitrator, if the arbitrator so determines, to award fees and expenses (including legal fees) to the prevailing party in the arbitration. Notwithstanding the foregoing, the Company shall be entitled to enforce the provisions of the Employee Agreement entered separately with Executive hereof through proceedings brought in a court of competent jurisdiction.

              (b)  Severability; Reasonableness of Agreement. If any term,
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provision or covenant of this Agreement or part thereof, or the application thereof to any person, place or circumstance shall be held to be invalid, unenforceable or void by a court or competent jurisdiction, the remainder of this Agreement and such term, provision or covenant shall remain in full force and effect and any such invalid, unenforceable or void term, provision or covenant shall be deemed, without further action on the part of the

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parties hereto, modified, amended and limited, and the court shall have the power to modify, amend and limit any such term, provision or covenant, to the extent necessary to render the same and the remainder of the Agreement valid, enforceable and lawful.

                  (c)    Assignment; Benefit. This Agreement shall not be
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assignable by the the Executive, other than the Executive's rights to payments or benefits hereunder which may be transferred only by will or the laws of descent and distribution. Upon the Executive's death, this Agreement and all rights of the Executive hereunder shall inure to the benefit of and be enforceable by the Executive's beneficiary or beneficiaries, personal or legal representatives, or estate, to the extent any such person succeeds to the Executive's interests under this Agreement.

                  (d)    Notices. All notices hereunder shall be in writing and
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shall be sufficiently given if hand-delivered, sent by documented overnight delivery service, registered or certified mail, postage prepaid, return receipt requested or by telegram or telefax (confirmed by U.S. mail), receipt acknowledged, addressed as set forth below or at such other address for either party as may be specified in a notice given as provided herein by such party to the other. Any such notice shall be deemed to have been given as of the date received, in the case of personal delivery, or on the date shown on the receipt or confirmation therefore, in all other cases. Any and all service or process and any other notice in any such action, suit or proceeding shall be effective against any party if given as provided in this Agreement; provided that nothing herein shall be deemed to affect the right of any party to serve process in any other manner permitted by law.

     If to the Company:
                         Opinion Research Corporation
                         23 Orchard Road
                         Skillman, New Jersey 08558
                         Attention: Chief Executive Officer
                         Fax # (908) 281-5105

     If to the Executive:
                         Douglas L. Cox
                         1220 Rodman Street
                         Philadelphia, PA 19147

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          (e) Entire Agreement and Modification. With the exception of the
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Employee Agreement separately entered into between the parties, this Agreement constitutes the entire agreement between the parties hereto with respect to the matters contemplated herein and supersedes all prior agreements and understandings with respect thereto. No amendment, modification, or waiver of this Agreement shall be effective unless in writing. Neither the failure nor any delay on the part of any party to exercise any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power, or privilege with respect to such occurrence or with respect to any other occurrence.

          (f) Governing Law. This Agreement is made pursuant to, and shall be
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construed and enforced in accordance with, the laws of the State of New Jersey and the federal laws of the United States of America, to the extent applicable, without giving effect to otherwise applicable principles of conflicts of law. The parties hereto expressly consent to the jurisdiction of any state or federal court located in New Jersey, and to venue therein, and consent to the service of process in any such action or proceeding by certified or registered mailing of the summons and complaint therein directed to the Executive or the Company, as the case may be, at its address as provided in subsection (d) of this Paragraph
10. Nothing herein shall affect the parties' obligations to submit disputes to arbitration under Paragraph 10(a) of this Agreement.

          (g) Withholding. All payments hereunder shall be subject to any
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required withholding of Federal, state and local taxes pursuant to any applicable law or regulation.

          (h) Headings; Counterparts. The headings of paragraphs in this
              ----------------------
Agreement are for convenience only and shall not affect its interpretation. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which, when taken together, shall be deemed to constitute the same Agreement.

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          (i)  Further Assurances. Each of the parties hereto shall execute such
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further instruments and take such other actions as the other party shall reasonably request in order to effectuate the purposes of this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

     THE EXECUTIVE                OPINION RESEARCH CORPORATION


By:  /s/ Dougals L. Cox               By: /s/ John F. Short
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     Douglas L. Cox                          John F. Short
                                             Chairman and CEO

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